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                                  EXHIBIT 9(k)


                            Amended Schedule A to the
               Transfer Agency and Shareholder Services Agreement









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                                                     DATED: ____________, 1998

                                     FORM OF
                                   SCHEDULE A
                                     TO THE
                            TRANSFER AGENCY AGREEMENT
                          BETWEEN AMSOUTH MUTUAL FUNDS
                  AND BISYS FUND SERVICES, LIMITED PARTNERSHIP

Name of Fund
---------------------

AmSouth Prime Obligations Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth U.S. Treasury Fund
  Classic Shares
  Premier Shares
AmSouth Tax Exempt Fund
  Classic Shares
  Premier Shares
AmSouth Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Regional Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Balanced Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Bond Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Limited Maturity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Municipal Bond Fund
  Classic Shares
  Premier Shares
  Class B Shares



                                      A-1


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Name of Fund
---------------------

AmSouth Government Income Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Florida Tax-Free Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Capital Growth Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Small Cap Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Equity Income Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Enhanced Market Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Large Cap Growth Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Institutional Prime Obligations Fund
  Class I Shares
  Class II Shares
  Class III Shares
AmSouth Institutional U.S. Treasury Fund
  Class I Shares
  Class II Shares
  Class III Shares


                                         AMSOUTH MUTUAL FUNDS

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


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                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP

                                         By: BISYS Fund Services, Inc.
                                               General Partner

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------





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